Exhibit 10.33

2014 SENIOR MANAGEMENT BONUS PLAN

A. CASH BONUS PLAN

All Imperva, Inc. (the “Company”) executive officers who do not otherwise receive variable cash compensation will be eligible to participate in the Cash Bonus Plan.

The cash bonus payable to eligible executive officers will be calculated quarterly. At the end of each fiscal quarter, the quarterly revenues target and the quarterly operating expenses target, each as provided in the Company’s annual operating plan, will be compared to the Company’s actual quarterly performance. The amount of the bonus payable with respect to each quarter is the sum of the Quarterly Revenues Bonus and the Quarterly Operating Expenses Bonus, each as defined below.1

The “Quarterly Revenues Bonus” is equal to the Quarterly Bonus Amount specified in the table below (at the end of this section), multiplied by 50%, multiplied by the Quarterly Revenues Bonus Percentage, determined as follows:

Quarterly Revenues Bonus Percentage	Percentage Achievement Relative to Quarterly Revenue Target (in accordance with the Company’s internal operating plan)
112.5%	> 105%
110%	> 104% and < 105%
107.5%	> 103% and < 104%
105%	> 102% and < 103%
102.5%	> 101% and < 102%
100%	> 100% and < 101%
97.5%	> 99% and < 100%
95%	> 98% and < 99%
92.5%	> 97% and < 98%
90%	> 96% and < 97%
87.5%	> 95% and < 96%
85%	> 94% and < 95%
82.5%	> 93% and < 94%
80%	> 92% and < 93%
77.5%	> 91% and < 92%
75%	> 90% and < 91%
70%	> 89% and < 90%
65%	> 88% and < 89%
60%	> 87% and < 88%
55%	> 86% and < 87%
50%	> 85% and < 86%
0%	< 85%

[1]	For example, if the Company meets the quarterly revenues target and the quarterly operating expenses target in the first quarter, the Chief Executive Officer will receive a bonus for that quarter equal to ($87,500 × (50% × 100%)) + ($87,500 × (50% × 100%)) = $87,500.

The “Quarterly Operating Expenses Bonus” is equal to the Quarterly Bonus Amount specified in the table below (at the end of this section), multiplied by 50%, multiplied by the Quarterly Operating Expenses Bonus Percentage, determined as follows:

Quarterly Operating Expenses Bonus Percentage	Percentage of Expenses Relative to Quarterly Operating Expenses Target (in accordance with the Company’s internal operating plan)
112.5%	< 95%
110%	>95% and < 96%
107.5%	> 96% and < 97%
105%	> 97% and < 98%
102.5%	> 98% and < 99%
100%	> 99% and < 100%
97.5%	> 100% and < 101%
95%	> 101% and < 102%
92.5%	> 102% and < 103%
90%	> 103% and < 104%
87.5%	> 104% and < 105%
85%	> 105% and < 106%
82.5%	> 106% and < 107%
80%	> 107% and < 108%
77.5%	> 108% and < 109%
75%	> 109% and < 110%
70%	> 110%
65%	> 111% and < 112%
60%	> 112% and < 113%
55%	> 113% and < 114%
50%	> 114% and < 115%
0%	> 115%

To the extent that either the Quarterly Revenues Bonus Percentage or the Quarterly Operating Expenses Bonus Percentage as determined in accordance with the paragraphs above is less than 112.5%, then both the Quarterly Revenues Bonus and the Quarterly Operating Expenses Bonus will be paid as if each such percentage was achieved and paid at the average of the two percentages.

It is anticipated that each Quarterly Revenues Bonus and Quarterly Operating Expenses Bonus, if any, will be paid to eligible executive officers promptly following the determination of actual quarterly performance relative to the quarterly revenues target and the quarterly operating expenses target for such quarter, provided that the Compensation Committee has not determined to reduce such bonus.

Executive Officer	Quarterly Bonus Amount
President and Chief Executive Officer	NIS301,750
Chief Financial Officer	$40,000
Chief Technology Officer	NIS38,250
SVP, Worldwide Marketing	$20,000
SVP and General Counsel	$30,000
SVP, Engineering	NIS42,750

B. EQUITY BONUS PLAN

Company executive officers will be eligible to participate in an equity pool of shares of common stock (in the form of options and restricted stock units). The size of the equity pool will be determined by the Compensation Committee in connection with the fiscal year-end review, based on the number of executive officers participating, the cumulative achievement of quarterly revenue and operating expense targets within the fiscal year and other factors. The Compensation Committee will determine the maximum number of shares to be allocated to the Company’s Chief Executive Officer and then the Compensation Committee, with input from the Company’s Chief Executive Officer, will determine the allocation of the remainder of the shares among the rest of the executive team. Such options and restricted stock units will vest according to standard vesting terms as determined by the Compensation Committee.